Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Western Wind Energy Corp. (the “Company”) on Form 20-F for the eleven months ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned officer of the Company hereby certifies that to the best of such officer’s knowledge:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ CHRIS THOMPSON
	Name:	Chris Thompson
	Title:	Chief Financial Officer
Date: June 30, 2008